Exhibit 10.28

AMENDMENT NUMBER FOURTEEN

TO

TEXAS REGIONAL BANCSHARES, INC.

AMENDED AND RESTATED EMPLOYEE STOCK OWNERSHIP PLAN

(WITH 401(K) PROVISIONS)

Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Company”), together with the Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) adopt the following amendments to the Plan effective as of November 23, 2004.

WHEREAS, the Company has established and maintains the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) (the “Plan”); and

WHEREAS, the Company and Valley Mortgage Company, Inc. entered into an Agreement and Plan of Reorganization, pursuant to which, effective as of November 23, 2004, Valley Mortgage Company, Inc. merged with and into New Valley Mortgage Company, Inc., an indirect wholly-owned subsidiary of the Company (the “Surviving Corporation”), and simultaneously with such merger New Valley Mortgage Company, Inc. changed its name to Valley Mortgage Company, Inc.; and

WHEREAS, as a part of that merger, the Company and its subsidiaries have become the employer of the employees of the former Valley Mortgage Company, Inc.; and

WHEREAS, it is the desire of the Company and its indirect wholly-owned subsidiary, the Surviving Corporation, that eligible employees of the former Valley Mortgage Company, Inc., as a result of becoming employees of the Company and the Surviving Corporation pursuant to the merger, be entitled to participate in the Plan as soon as is feasible, and further that their service with their acquired employer be credited under the Plan for purposes of eligibility to participate and vesting; and

     WHEREAS, the Board of Directors desires to coordinate and consolidate the employee benefit programs available to all employees of the Company and its subsidiaries;

NOW THEREFORE, IT IS HEREBY AGREED THAT the Plan is hereby amended effective as of November 23, 2004 as follows:

Schedule A to the Plan, Service of Acquired Employees, shall be and hereby is amended and restated in the form attached to this Amendment as Exhibit “A.”

IN WITNESS WHEREOF, this Fourteenth Amendment to the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) has been executed this 14th day of December, 2004 to be effective as of the dates provided above.

Texas Regional Bancshares, Inc.

By:	/s/ G.E. Roney
Glen E. Roney,
Chairman of the Board and
Chief Executive Officer

AGREED TO AND ACCEPTED BY:

/s/ G.E. Roney
Glen E. Roney, Trustee

/s/ Morris Atlas
Morris Atlas, Trustee

/s/ Frank N. Boggus
Frank N. Boggus, Trustee

TEXAS REGIONAL BANCSHARES, INC.
AMENDED AND RESTATED EMPLOYEE STOCK
OWNERSHIP PLAN (WITH 401(K) PROVISIONS

Schedule “A”

Service of Acquired Employees

The Employer, Texas Regional Bancshares, Inc., grants “Years of Service” (as that term is defined in Plan Section 2.76) to the following groups of acquired Employees for the following periods of service with other employers, as of the dates indicated below, and for the Plan purposes indicated below:

Acquired Group (including date of hire)	Participation Service (including limits)	Vesting Service (including limits)	Entry Date (including limits)

Mid Valley Bank, 1992 (former participants in Mid Valley Bank Employees’ Pension Plan only)	Yes; all service with Mid Valley Bank	Yes; all service with Mid Valley Bank	Immediately upon employment by Employer (and for compensation earned from Mid Valley Bank in 1992 and the Employer)

First National Bank of South Texas, 1995 (employees of Rio Grande City and Roma branches as of acquisition by Texas State Bank)	Yes; all service with First National Bank of South Texas	Yes; all service with First National Bank of South Texas	Immediately upon employment by Employer (but only for compensation earned from the Employer)

First State Bank & Trust Co., The Border Bank, 1996 (employees as of time of merger into Texas State Bank)	Yes; all service with First State Bank & Trust Co., The Border Bank	Yes; all service with First State Bank & Trust Co., The Border Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Brownsville National Bank, Texas Bank & Trust, and Bank of Texas, 1998	Yes; all service with Brownsville National Bank, Texas Bank & Trust, and Bank of Texas	Yes; all service with Brownsville National Bank, Texas Bank & Trust, and Bank of Texas	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc., and Harlingen National Bank, August 15, 1999	Yes; all service with Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc., and Harlingen National Bank	Yes; all service with Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc., and Harlingen National Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Frost National Bank and Overton Park Bank (Frost National Bank data processing location in Grapevine, Texas), March 12, 2002	Yes; all service with Frost National Bank and Overton Park Bank	Yes; all service with Frost National Bank and Overton Park Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc., and Riverway Bank, time of 2002 merger	Yes; all service with Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc., and Riverway Bank	Yes; all service with Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc., and Riverway Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

San Juan Bancshares, Inc., San Juan Delaware Financial Corporation, Texas Country Bank, time of 2002 merger	Yes; all service with San Juan Bancshares, Inc., San Juan Delaware Financial Corporation, Texas Country Bank	Yes; all service with San Juan Bancshares, Inc., San Juan Delaware Financial Corporation, Texas Country Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Corpus Christi Bancshares, Inc., CCB-Nevada, Inc., and The First State Bank; February 14, 2003	Yes; all service with Corpus Christi Bancshares, Inc., CCB-Nevada, Inc., and The First State Bank	Yes; all service with Corpus Christi Bancshares, Inc., CCB-Nevada, Inc., and The First State Bank	Immediately upon employment by Employer (but only for compensation earned from the Employer)

Southeast Texas Bancshares, Inc., Community Bank & Trust, SSB, Port Arthur Abstract and Title Company, Southeast Texas Title Company, and Southeast Texas Insurance Services, L.P. (“its subsidiaries”) (for employees on date of merger), March 12, 2004

	Yes; all service with Southeast Texas Bancshares, Inc., its subsidiaries, and Secure Trust if credited by Southeast Texas Bancshares, Inc. (for employees on date of merger)	Yes; all service with Southeast Texas Bancshares, Inc., its subsidiaries, and Secure Trust if credited by Southeast Texas Bancshares, Inc. (for employees on date of merger)

Immediately upon employment by Employer (but only for eligible employees age 21 or more, and only for compensation earned from the Employer); in addition, Hours of Service with Southeast Texas Bancshares, Inc. and subsidiaries served from January 1, 2004-March 12, 2004 shall be credited for purposes of allocating Employer Discretionary Optional Contributions if the employee is otherwise eligible

Valley Mortgage Company, Inc., November 23, 2004	Yes; all service with Valley Mortgage Company, Inc. (for employees on date of merger)	Yes; all service with Valley Mortgage Company, Inc. (for employees on date of merger)	Immediately upon employment by Employer (but only for eligible employees age 21 or more, and only for compensation earned from the Employer)